SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported):
                                  April 4, 2005


                             PHASE III MEDICAL, INC.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


               0-10909                                          22-2343568
       ----------------------                              ---------------------
       Commission File Number                                  IRS Employer
                                                             Identification No.




           330 SOUTH SERVICE ROAD, SUITE 120, MELVILLE, NEW YORK  11747
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               (Address of principal executive offices)         (Zip Code)



                                  631-574-4955
                          -----------------------------
                          Registrant's Telephone Number


             -------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

        Effective as of April 4, 2005, Michael R. Lax resigned from the Board of Directors of Phase III Medical, Inc.

                                   SIGNATURE
                                   ---------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              PHASE III MEDICAL, INC.



                                          By: /s/ Mark Weinreb
                                              ----------------------------------
                                              Mark Weinreb
                                              President

Dated:  April 8, 2005